IMPAIRMENT OF ASSETS	12 Months Ended
Dec. 31, 2022
Disclosure of impairment loss and reversal of impairment loss [abstract]
IMPAIRMENT OF ASSETS	IMPAIRMENT OF ASSETS
Property and equipment and intangible assets are tested regularly for impairment. The Company assesses, at the end of each reporting period, whether there exist any indicators that an asset may be impaired (i.e. asset becoming idle, damaged or no longer in use). If there are such indicators, the Company estimates the recoverable amount of the asset. Impairment losses of continuing operations are recognized in the income statement in a separate line item.
Goodwill is tested for impairment annually (at September 30) or when circumstances indicate the carrying value may be impaired. Refer to Note 13 for an overview of the carrying value of goodwill per cash-generating unit (“CGU”). The Company’s impairment test is primarily based on fair value less cost of disposal calculations (Level 3 in the fair value hierarchy) using a discounted cash flow model, based on cash flow projections from business plans prepared by management. The Company considers the relationship between its market capitalization and its book value, as well as its weighted average cost of capital and the quarterly financial performances of each CGU when reviewing for indicators of impairment in interim periods.

The CGUs classified as Assets held for Sale and Discontinued Operation during 2022 are disclosed in Note 10, including any current or past impairment charges recorded for these CGUs.
Impairment losses / (reversals) in 2022

	Property and equipment	Intangible assets	Goodwill	Other	Total impairment
2022
Bangladesh	(32)	(68)	—	—	(100)
Kyrgyzstan	(29)	(9)	—	(11)	(49)
Ukraine *	35	1	—	—	36
Other	7	(1)	—	—	6
	(19)	(77)	—	(11)	(107)
*This includes net impairment to property and equipment as a result of physical damage to sites in Ukraine caused by the ongoing conflict between Russia and Ukraine.
Bangladesh CGU
Bangladesh is a non-goodwill CGU, and therefore not subject to the mandatory annual impairment testing. However, in 2018 an impairment loss of US$451 was recognized against the value of the licenses and the network assets. The Company assessed if any indicators (“triggers”) existed of an additional impairment or of a decrease of previous impairments and performed valuation tests to check if a further impairment or reversal of impairment was required.

The current business strategy focused on nation-wide expansion and the significant acquisition of the 4G license showed a continued revenue growth and balanced expansion of the subscriber base that were taken into account by management for business plans of the Bangladesh CGU.

Based on these revisions, the recoverable amount of US$474 was determined, establishing a headroom of US$119 above carrying value (US$355), of which an amount of US$100 was booked as a reversal of the impairment loss as per September 30, 2022.

The US$100 was reversed against intangible assets (US$68) and property and equipment (US$32). The remaining difference between the headroom and the amount of reversal of US$19 represents impairment related to assets that have been fully depreciated in the period since the impairment was recognized until September 30, 2022.

Bangladesh CGU is disclosed as Bangladesh reportable segment (refer to Note 2).

Kyrgyzstan CGU

Kyrgyzstan CGU, has no goodwill and is therefore not subject to the mandatory annual goodwill impairment testing. However, during 2020 as a consequence of the unstable political environment and uncertainties arising with respect to the recoverability of our operating assets in Kyrgyzstan, VEON fully impaired the carrying value of all operating assets of Kyrgyzstan. As a result, the Company recorded a total impairment loss of US$64.

As of September 30, 2022 the Company assessed triggers and performed valuation tests to check if a further impairment or reversal of impairment was required.

Based on this assessment, which reflected that the previous uncertainties were resolved through the acquisition of licenses and settlement of tax litigation, as of September 30, 2022 the recoverable amount of US$25 indicated a headroom of US$51. This has led to reversal of impairment loss as of September 30, 2022 for US$49 against property and equipment (US$29), intangible assets (US$9) and other assets (US$11). The remaining US$2 represents impairment related to assets that have been fully depreciated in the period since the impairment was recognized until September 30, 2022.

Kyrgyzstan CGU is disclosed within "Others" reportable segment (refer to Note 2).
Impairment losses in 2021

	Property and equipment	Intangible assets	Goodwill	Other	Total impairment
2021
Kyrgyzstan	12	5	—	2	19
Other	8	—	—	—	8
	20	5	—	2	27
Impairment losses in 2020
In the third quarter of 2020, due to the unstable political environment and uncertainties arising with respect to the recoverability of our operating assets in Kyrgyzstan, VEON fully impaired the carrying value of all operating assets of Kyrgyzstan. As a result, the Company recorded a total impairment loss of US$64.
Additionally, with regard to the Company’s commitment to network modernization, the Company continuously re-evaluates the plans for its existing network, primarily with respect to equipment purchased but not installed, and consequently recorded an impairment loss of US$5.

	Property and equipment	Intangible assets	Goodwill	Other	Total impairment
2020 *
Kyrgyzstan	38	8	—	18	64
Other	5	—	—	(7)	(2)
	43	8	—	11	62

*This table has been restated to reflect the classification of Russia CGU as held-for-sale per December 31, 2022. For details of the 2020 Russia impairment refer to Note 10.
KEY ASSUMPTIONS
The recoverable amounts of CGUs have been determined based on fair value less costs of disposal calculations, using cash flow projections from business plans prepared by management.
The Company bases its impairment calculation on detailed budgets and forecast calculations which are prepared separately for each of the Company’s CGUs. These budgets and forecast calculations are prepared for a period of five years. A long-term growth rate is applied to projected future cash flows after the fifth year.
The tables below show key assumptions used in fair value less costs of disposal calculations for CGUs with material goodwill or those CGUs for which an impairment loss or an impairment reversal has been recorded.
Discount rates
Discount rates are initially determined in U.S. dollars based on the risk-free rate for 20-year maturity bonds of the United States Treasury, adjusted for a risk premium to reflect both the increased risk of investing in equities and the systematic risk of the specific CGU relative to the market as a whole.
The equity market risk premium is sourced from independent market analysts. The systematic risk, beta, represents the median of the raw betas of the entities comparable in size and geographic footprint with the ones of the Company (“Peer Group”). The country risk premium is based on an average default spread derived from sovereign credit ratings published by main credit rating agencies for a given CGU. The debt risk premium is based on the median of Standard & Poor’s long-term credit rating of the Peer Group. The weighted average cost of capital is determined based on target debt-to-equity ratios representing the median historical five year capital structure for each entity from the Peer Group.

The discount rate in functional currency of a CGU is adjusted for the long-term inflation forecast of the respective country in which the business operates, as well as applicable country risk premium.

	Discount rate (local currency)
	2022	2021	2020

Pakistan	19.5%	14.7%	18.2%
Bangladesh**	14.6%	—%	—%
Kazakhstan	13.8%	9.4%	10.3%
Kyrgyzstan*	19.0%	—%	—%
Uzbekistan	15.8%	11.8%	13.8%
Ukraine**	21.7%	—%	—%

* In 2021 and 2020, VEON fully impaired the carrying value of all operating assets of Kyrgyzstan, therefore discount rate was not determined
** In 2021 and 2020, no impairment losses were recorded or reversed for Bangladesh and Ukraine CGU’s, therefore discount rates were not disclosed
Revenue growth rates
The revenue growth rates during the forecast period vary based on numerous factors, including size of market, GDP (Gross Domestic Product), foreign currency projections, traffic growth, market share and others. A long‑term growth rate in perpetuity is estimated based on a percentage that is lower than or equal to the country long-term inflation forecast, depending on the CGU.

	Average annual revenue growth rate during forecast period[1]			Terminal growth rate
	2022	2021	2020	2022	2021	2020

Pakistan	12.0%	4.8%	9.7%	4.0%	5.5%	5.8%
Bangladesh	12.6%	—%	—%	3.5%	—%	—%
Kazakhstan	12.3%	3.6%	5.3%	1.0%	1.0%	3.1%
Kyrgyzstan	11.4%	—%	—%	3.0%	—%	—%
Uzbekistan	19.3%	3.7%	3.2%	2.5%	3.0%	5.1%
Ukraine	8.6%	—%	—%	1.0%	—%	—%

[1]The forecast period is the explicit forecast period of five years: for 2022 being 2023-2027 with terminal period in 2028; for comparative period 2021 the rates were revised to conform the calculation being 2022-2026 and terminal period in 2027; for 2020 being 2021-2025 with terminal period 2026.
Operating margin
The Company estimates operating margin on a pre-IFRS 16 basis (including lease expenses/payments), divided by Total Operating Revenue for each CGU and each future year. The forecasted operating margin is based on the budget and forecast calculations and assumes cost optimization initiatives which are part of on-going operations, as well as regulatory and technological changes known to date, such as telecommunication license issues and price regulation among others. Segment information in Note 2 is post-IFRS 16.

	Average operating margin during the forecast period [1]			Terminal period operating margin
	2022	2021	2020	2022	2021	2020

Pakistan	40.9%	43.6%	42.0%	40.0%	42.0%	44.6%
Bangladesh	32.6%	—%	—%	36.3%	—%	—%
Kazakhstan	49.2%	48.9%	49.5%	45.0%	47.0%	50.0%
Kyrgyzstan	36.7%	—%	—%	33.7%	—%	—%
Uzbekistan	43.6%	40.9%	34.0%	41.0%	34.0%	34.0%
Ukraine	51.2%	—%	—%	50.0%	—%	—%

[1] The forecast period is the explicit forecast period of five years: for 2022 being 2023-2027 with terminal period in 2028; for comparative period 2021 the rates were revised to conform the calculation being 2022-2026 and terminal period in 2027; for 2020 being 2021-2025 with terminal period 2026.
CAPEX
CAPEX is defined as purchases of property and equipment and intangible assets excluding licenses, goodwill and right-of-use assets. The cash flow forecasts for capital expenditures are based on the budget and forecast calculations and include the network roll-outs plans and license requirements.
The cash flow forecasts for license and spectrum payments for each operating company for the initial five years include amounts for expected renewals and newly available spectrum. Beyond that period, a long-run cost related to spectrum and license payments is assumed. Payments for right-of-use assets are considered in the operating margin as described above.

	Average CAPEX as a percentage of revenue during the forecast period[1]			Terminal period[1] CAPEX as a percentage of revenue
	2022	2021	2020	2022	2021	2020

Pakistan	15.8%	22.0%	19.6%	16.0%	20.0%	18.9%
Bangladesh	18.0%	—%	—%	17.0%	—%	—%
Kazakhstan	18.6%	20.0%	19.8%	18.5%	20.0%	19.0%
Kyrgyzstan	20.1%	—%	—%	23.0%	—%	—%
Uzbekistan	18.0%	20.2%	21.4%	20.0%	21.0%	21.0%
Ukraine	18.9%	—%	—%	20.0%	—%	—%

[1]The forecast period is the explicit forecast period of five years: for 2022 being 2023-2027 with terminal period in 2028; for comparative period 2021 the rates were revised to conform the calculation being 2022-2026 and terminal period in 2027; for 2020 being 2021-2025 with terminal period 2026.

SENSITIVITY TO CHANGES IN ASSUMPTIONS
The following table illustrates the potential change in reversal of impairment for the Bangladesh and Kyrgyzstan CGUs if certain key parameters would adversely change by one percentage point within both the explicit forecast and terminal periods ('+/- 1.0 pp').

Any additional adverse changes in the key parameters by more than one percentage point would change the amount of impairment reversal approximately proportionally.

	Bangladesh				Kyrgyzstan
Sensitivity analysis	Assumption used *		+/- 1.0 pp		Assumption used *		+/- 1.0 pp

Discount rate	14.6%		15.6%		19.0%		20.0%
Change in key assumption	—	p.p	1.0	p.p	—	p.p	1.0	p.p
Decrease in headroom	—		(42)		—		—

Average annual revenue growth rate	11.1%		10.1%		10.0%		9.0%
Change in key assumption	—	pp	(1.0)	pp	—	pp	(1.0)	pp
Decrease in headroom	—		(26)		—		(1)

Average operating margin	33.2%		32.2%		36.2%		35.2%
Change in key assumption	—	pp	(1.0)	pp	—	pp	(1.0)	pp
Decrease in headroom	—		(40)		—		(4)

Average CAPEX / revenue**	17.8%		18.8%		20.6%		21.6%
Change in key assumption	—	pp	1.0	pp	—	pp	1.0	pp
Decrease in headroom	—		(52)		—		(4)

* Combined average based on explicit forecast period of five years (2023-2027) and terminal period in 2028.
** CAPEX excludes licenses and ROU assets.

SOURCE OF ESTIMATION UNCERTAINTY
The Group has significant investments in property and equipment, intangible assets, and goodwill.
Estimating recoverable amounts of assets and CGUs must, in part, be based on management’s evaluations, including the determination of the appropriate CGUs, the relevant discount rate, estimation of future performance, the revenue-generating capacity of assets, timing and amount of future purchases of property, equipment, licenses and spectrum, assumptions of future market conditions and the long-term growth rate into perpetuity (terminal value). In doing this, management needs to assume a market participant perspective. Changing the assumptions selected by management, in particular, the discount rate, capex intensity, operating margin and growth rate assumptions used to estimate the recoverable amounts of assets, could significantly impact the Group’s impairment evaluation and hence results.
A significant part of the Group’s operations is in countries with emerging markets. The political and economic situation in these countries may change rapidly and recession may potentially have a significant impact on these countries. On-going recessionary effects in the world economy, including geopolitical situations and increased macroeconomic risks impact our assessment of cash flow forecasts and the discount rates applied.
There are significant variations between different markets with respect to growth, mobile penetration, average revenue per user (“ARPU”), market share and similar parameters, resulting in differences in operating margins. The future development of operating margins is important in the Group’s impairment assessments.